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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: December 2, 1999


                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)



              California               File No. 0-19231         68-0166366
   (State or other jurisdiction of  (Commission File Number)   (IRS Employer)
    Incorporated or organization)                            Identification No.)



         111 Santa Rosa Avenue, Santa Rosa, California           95404-4905
         (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (707) 573-4800





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Press releases for the following (articles attached):

     Redwood Empire Bancorp declares increase of quarterly cash dividend on its Common Stock.

     Redwood Empire Bancorp announces completion of initial share repurchase and authorization of a new share repurchase.








                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



            12/2/99
Date:  ___________________            REDWOOD EMPIRE BANCORP
                                          (Registrant)

                                       /s/ James E. Beckwith
                                  By:
                                       James E. Beckwith
                                       Executive Vice President and
                                       Chief Operating Officer

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                                       FOR:    REDWOOD EMPIRE BANCORP


                               APPROVED BY:    James E. Beckwith
                                               Chief Operating Officer
                                               (707) 522-5215



For Immediate Release




             REDWOOD EMPIRE BANCORP INCREASES ITS QUARTERLY DIVIDEND


     SANTA ROSA,  Calif.  (November 22, 1999) -- Redwood Empire Bancorp (NASDAQ:
REBC) today announced that its Board of Directors has declared a quarterly cash dividend of ten cents per share on the Company's Common Stock. This dividend declaration represents an increase of 67%. The dividend is payable on January 15, 2000 to shareholders of record on December 31, 1999. "We are very pleased to announce this dividend increase", said Tom Whitaker, Chairman, Redwood Empire Bancorp.

     Redwood Empire Bancorp is the holding company for National Bank of the Redwoods, a commercial bank. The Company operates through branches in Sonoma, Mendocino and Lake Counties.

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                                       FOR:    REDWOOD EMPIRE BANCORP

                               APPROVED BY:    James Beckwith
                                               Chief Operating Officer
                                               (707) 522-5215
For Immediate Release


                        REDWOOD EMPIRE BANCORP ANNOUNCES
                   COMPLETION OF INITIAL SHARE REPURCHASE AND
                     AUTHORIZATION OF A NEW SHARE REPURCHASE


     SANTA ROSA,  Calif.  (November 22, 1999) -- Redwood Empire Bancorp (NASDAQ:
REBC) today announced the completion of its stock repurchase program authorized on October 27, 1998. Total shares repurchased under this authorization was 171,000 at an average price of $20.97 per share. In a separate action, the Board of Directors has authorized the repurchase of an additional 150,000 outstanding shares. Under the repurchase program, the Company plans to purchase shares from time to time on the open market or through privately negotiated transactions.

     "We believe that shares of Redwood Empire currently represent a compelling value, and that this repurchase program provides the opportunity to enhance returns on capital and increased earnings per share over the long-term," said Tom Whitaker, Chairman of Redwood Empire Bancorp.

     Redwood Empire Bancorp is the holding company for National Bank of the Redwoods, a commercial bank. The Company operates through branches in Sonoma, Mendocino and Lake Counties.

     The statements contained in this release, which are not historical facts, are forward-looking statements that are subject to risks and uncertainties. Actual results may differ materially from those set forth in or implied by forward-looking statements. These risks are described in the Company's Securities and Exchange Commission filings.

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